PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2013
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]
Property and equipment consisted of the following:

	As of September 30, 2013	As of September 30, 2012
	US$(’000)	US$(’000)
Buildings and improvements	$15,420	$14,975
Vehicles	177	172
Other equipment and devices	396	391
Total property and equipment	15,993	15,538
Less: accumulated depreciation	(2,635)	(1,997)
Property and equipment, net	$13,358	$13,541